Exhibit 99

General Electric Capital Corporation

Condensed Statement of Earnings

	Three months ended June 30			Six months ended June 30
(Dollars in millions, Unaudited)	2014	2013	V%	2014	2013	V%

Revenues
Revenues from services	$10,213	$10,885		$20,701	$22,327
Sales of goods	34	31		61	57
Total revenues	10,247	10,916	(6)%	20,762	22,384	(7)%

Costs and expenses
Costs of sales, operating and administrative expenses	4,852	4,836		9,451	9,743
Interest	2,071	2,388		4,232	4,770
Investment contracts, insurance losses and insurance
annuity benefits	698	728		1,341	1,417
Provision for losses on financing receivables	968	1,010		1,938	2,467
Total costs and expenses	8,589	8,962	(4)%	16,962	18,397	(8)%

Earnings from continuing operations before
income taxes	1,658	1,954	(15)%	3,800	3,987	(5)%
Benefit (provision) for income taxes	216	(13)		18	(97)
Earnings from continuing operations	1,874	1,941	(3)%	3,818	3,890	(2)%

Earnings (loss) from discontinued operations, net of taxes	(36)	(123)		(24)	(243)

Net earnings	1,838	1,818	1%	3,794	3,647	4%
Less net earnings attributable to noncontrolling interests	10	17		21	28
Net earnings attributable to GECC	1,828	1,801	1%	3,773	3,619	4%
Preferred stock dividends declared	(161)	(135)		(161)	(135)
Net earnings attributable to GECC common shareowner	$1,667	$1,666	- %	$3,612	$3,484	4%

Amounts attributable to GECC common shareowner:
Earnings from continuing operations	$1,874	$1,941	(3)%	$3,818	$3,890	(2)%
Less net earnings attributable to noncontrolling interests	10	17		21	28
Earnings from continuing operations attributable to GECC	1,864	1,924	(3)%	3,797	3,862	(2)%
Preferred stock dividends declared	(161)	(135)		(161)	(135)
Earnings from continuing operations attributable
to GECC common shareowner	1,703	1,789	(5)%	3,636	3,727	(2)%
Earnings (loss) from discontinued operations, net of taxes	(36)	(123)		(24)	(243)
Net earnings attributable to GECC common shareowner	$1,667	$1,666	- %	$3,612	$3,484	4%

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General Electric Capital Corporation

Summary of Operating Segments

	Three months ended June 30			Six months ended June 30
(Dollars in millions, Unaudited)	2014	2013	V%	2014	2013	V%

Revenues
Commercial Lending and Leasing (CLL)	$3,611	$3,907	(8)%	$7,193	$7,414	(3)%
Consumer	3,598	3,650	(1)%	7,200	7,475	(4)%
Real Estate	664	872	(24)%	1,295	2,529	(49)%
Energy Financial Services	307	303	1%	776	646	20%
GE Capital Aviation Services (GECAS)	1,345	1,282	5%	2,690	2,661	1%
Total segment revenues	9,525	10,014	(5)%	19,154	20,725	(8)%
GECC corporate items and eliminations	722	902	(20)%	1,608	1,659	(3)%
Total revenues	$10,247	$10,916	(6)%	$20,762	$22,384	(7)%

Segment profit
CLL	$541	$825	(34)%	$1,105	$1,223	(10)%
Consumer	472	830	(43)%	1,258	1,364	(8)%
Real Estate	289	435	(34)%	528	1,125	(53)%
Energy Financial Services	76	60	27%	229	143	60%
GECAS	343	304	13%	695	652	7%
Total segment profit	1,721	2,454	(30)%	3,815	4,507	(15)%
GECC corporate items and eliminations	143	(530)	F	(18)	(645)	97%
Earnings from continuing operations
attributable to GECC	1,864	1,924	(3)%	3,797	3,862	(2)%
Preferred stock dividends declared	(161)	(135)	(19)%	(161)	(135)	(19)%
Earnings from continuing operations attributable
to GECC common shareowner	1,703	1,789	(5)%	3,636	3,727	(2)%
Earnings (loss) from discontinued operations, net of taxes	(36)	(123)	71%	(24)	(243)	90%
Net earnings attributable to GECC common shareowner	$1,667	$1,666	- %	$3,612	$3,484	4%

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General Electric Capital Corporation

Condensed Statement of Financial Position

	June 30,	December 31,
(In billions, Unaudited)	2014	2013

Assets
Cash & marketable securities	$122.8	$118.5
Inventories	0.1	0.1
Financing receivables - net	241.7	253.0
Property, plant & equipment - net	50.7	51.6
Goodwill & intangible assets	27.3	27.3
Other assets	62.2	63.9
Assets of businesses held for sale	3.3	0.1
Assets of discontinued operations	1.5	2.3

Total assets	$509.6	$516.8

Liabilities and equity
Borrowings and bank deposits	$363.0	$371.1
Investment contracts, insurance liabilities and insurance annuity benefits	27.9	27.0
Other liabilities	31.2	31.8
Liabilities of businesses held for sale	0.3	-
Liabilities of discontinued operations	1.0	3.8
GECC shareowners' equity	85.8	82.7
Noncontrolling interests	0.4	0.4

Total liabilities and equity	$509.6	$516.8

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